UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2012

Wells Fargo Commercial Mortgage Trust 2012-LC5

(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
Ladder Capital Finance LLC
The Royal Bank of Scotland plc
RBS Financial Products Inc.

 (Exact names of sponsors as specified in their charters)

North Carolina	333-172366-04	56-1643598
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 374-6161

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 27, 2012, with respect to Wells Fargo Commercial Mortgage Trust 2012-LC5.  The purpose of this amendment is to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 to the Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer and TriMont Real Estate Advisors, Inc., as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

By: /s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Date:  October 18, 2012

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EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer and TriMont Real Estate Advisors, Inc., as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.
99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.
99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

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